EXHIBIT 10.26


THIS REVOLVING PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.
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$3,000,000                                                  As of August 7, 2006
                                                           Commerce, California


                            REVOLVING PROMISSORY NOTE

         In consideration of such advances (hereinafter "ADVANCE" or "ADVANCES") as PAUL GUEZ, an individual, or his assigns (collectively, "HOLDER"), from time to time may make hereon to or for the benefit of BLUE HOLDINGS, INC., a Nevada corporation (the "COMPANY"), at the Company's offices at 5804 E. Slauson Avenue, Commerce, California 90040, or at such other place as the parties may mutually agree, pursuant to the Revolving Credit Commitment, as defined below, up to the maximum aggregate principal amount of Three Million U.S. Dollars ($3,000,000) (the "MAXIMUM AGGREGATE AMOUNT"), the Company hereby promises to pay to Holder the principal amount of all Advances, together with accrued interest thereon from the date of such Advances, all subject to the terms and conditions set forth below.

         1.       REVOLVING CREDIT COMMITMENT.

                  1.1 ADVANCES. The Holder agrees to make Advances to the Company from time to time during the Revolving Credit Commitment Period, as defined below, in an aggregate principal amount at any one time outstanding which does not exceed the Maximum Aggregate Amount (the "REVOLVING CREDIT COMMITMENT"). During the Revolving Credit Commitment Period, the Company may use the Revolving Credit Commitment by borrowing, prepaying any Advances in whole or in part, and re-borrowing, all in accordance with the terms and conditions hereof.

                  1.2 INTEREST. Interest shall accrue from the date of any Advances on any principal amount withdrawn, and on accrued and unpaid interest thereon, at the rate of six percent (6%) per annum, compounded annually.

         2. REVOLVING CREDIT COMMITMENT PERIOD. The revolving credit commitment period (the "REVOLVING CREDIT COMMITMENT PERIOD") shall commence as of the date hereof and shall expire on December 31, 2007 (the "EXPIRATION DATE").

         3.       PROCEDURE FOR REVOLVING CREDIT ADVANCES.

                  3.1 The Company may request Advances under the Revolving Credit Commitment during the Revolving Credit Commitment Period on any day of the week, Monday through Friday, 9 a.m. through 5 p.m., Pacific Time, (hereinafter referred to as any "BUSINESS DAY" or "BUSINESS DAYS"), PROVIDED that the Company shall give the Holder irrevocable notice (which notice must be received by the Holder prior to 12:00 Noon, Pacific Time) one (1) Business Day prior to the requested Advance date, specifying (i) the amount of the Advance, and (ii) the requested Advance date. Each Advance under the Revolving Credit


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Commitment shall be in an amount equal to $50,000 or a whole multiple of $50,000 in excess thereof. Upon receipt of any such notice from the Company, the Holder will make the amount of the Advance available prior to 12:00 Noon, Pacific Time, on the Advance date requested by the Company in funds immediately available to the Company.

                  3.2 The Holder shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to the Holder resulting from each Advance from time to time, including the amounts of principal and interest payable and paid to the Holder from time to time under this Note. The parties acknowledge and agree that as of the date hereof, an aggregate principal amount of $______________ in Advances is outstanding.

         4.       REPAYMENT PROCEDURE.

                  4.1 GENERAL. Repayment on any Advances shall be made in lawful tender of the United States. Any payments on this Note made during the Revolving Credit Commitment Period, as defined below, shall be credited first to any interest due and the remainder to principal.

                  4.2 REPAYMENT OF PRINCIPAL AND INTEREST. All outstanding and unpaid principal, and all outstanding and accrued unpaid interest, shall become due and payable on and as of the Expiration Date.

                  4.3 OPTIONAL PREPAYMENT. The Company may, at any time and from time to time and without penalty, prepay all or any portion of the accrued and unpaid interest on this Note and any outstanding principle amount of this Note.

         5.       TRANSFERS.

                  5.1 Holder acknowledges that this Note has not been registered under the Securities Act of 1933, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Note in the absence of (i) an effective registration statement under the Securities Act as to this Note and registration or qualification of this Note under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

                  5.2 Subject to the provisions of SECTION 5.1 hereof, this Note and all rights hereunder are transferable, in whole or in part, upon surrender of the Note with a properly executed assignment, in the form prescribed by the Company, at the principal office of the Company; PROVIDED, HOWEVER, that this Note may not be transferred in whole or in part without the prior written consent of the Company.

                  5.3 Until any transfer of this Note is made in the Note register, the Company may treat the registered Holder of this Note as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this
Note is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  5.4 The Company will maintain a register containing the name and address of the registered Holder of this Note. Any registered Holder may change such registered Holder's address as shown on the Note register by written notice to the Company requesting such change.


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


                  5.5 In the discretion of the Company, the Company may condition any transfer of all or any portion of this Note (other than a disposition satisfying the conditions set forth in clause (i) of SECTION 5.1 above) upon the transferee's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the transferee agrees to be bound by the transfer restrictions set forth in this SECTION 5.

         6.       EVENTS OF DEFAULT.

                  6.1 EVENTS OF DEFAULT. The occurrence of any or all of the following events shall constitute an event of default (each, an "EVENT OF DEFAULT") by the Company under this Note:

                           (i)      Default  by the  Company  in any  payment on
this Note after any such payment becomes due and payable; or

                           (ii)     Breach  by  the  Company  of  any   material
provisions of any agreement between the Company and the Holder; or

                           (iii)    The Company shall file a voluntary  petition
in bankruptcy or any petition or answer seeking for itself any reorganization, readjustment, arrangement, composition or similar relief; or shall commence a voluntary case under the federal bankruptcy laws; or shall admit in writing its insolvency or its inability to pay its debts as they become due; or shall make an assignment for the benefit of creditors; or shall apply for, consent to, or acquiesce in the appointment of, or the taking of possession by, a trustee, receiver, custodian or similar official or agent of the Company or of substantially all of its property and shall not be discharged within ninety (90) days; or a petition seeking reorganization, readjustment, arrangement, composition or other similar relief as to the Company under the federal bankruptcy laws or any similar law for the relief of debtors shall be brought against the Company and shall be consented to by it or shall remain undismissed for ninety (90) days.

                  6.2 CONSEQUENCE OF DEFAULT. Upon the occurrence of any Event of Default, the Holder shall be held in a first credit position on the entire amount due on this Note, and, this Note shall immediately become due and payable upon written notice from the Holder, and, from the time of the Company's receipt of such written notice until this Note shall be paid in full, the unpaid outstanding principal balance of this Note shall bear interest at the rate of ten percent (10%) per annum or the legal rate of interest, whichever is lower, (calculated on the basis of a three hundred sixty-five (365) day year for the actual number of days elapsed) (the "DEFAULT RATE"). Moreover, after the occurrence of any such Event of Default, the Holder may proceed to protect and enforce its rights, at law, in equity or otherwise, against the Company.

                  6.3      PAYMENT OF COSTS AND EXPENSES. In the event that this
Note is placed in the hands of any attorney for collection, or any suit or proceeding is brought for the recovery or protection of the indebtedness hereunder, then and in any such events, the Company shall pay on demand all reasonable costs and expenses of such suit or proceedings incurred by the Holder, including a reasonable attorneys' fee.

         7.       MISCELLANEOUS.

                  7.1 DELAY. No extension of time for payment of any amount owing hereunder shall affect the liability of the Company for payment of the indebtedness evidenced hereby. No delay by the Holder or any holder hereof in exercising any power or right hereunder shall operate as a waiver of any power or right hereunder.

                  7.2 WAIVER AND AMENDMENT. No waiver or modification of the terms of this Note shall be valid without the written consent of the Holder.


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                  7.3      GOVERNING  LAW.  This Note shall be  governed  by and
construed in accordance with the laws of the State of California as applied to contracts entered into between California residents wholly to be performed in California, without regard to conflict of law principles of such State.

                  7.4 SEVERABILITY. In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable.

                  7.5 NOTICE. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given when
(i) delivered in person, or (ii) five (5) days after posting in the U.S. mail as registered mail or certified mail, return receipt requested, or (iii) delivered by telecopier and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

                  If to the Company, to:

                  Blue Holdings, Inc.
                  5804 E. Slauson Ave.
                  Commerce, CA 90040
                  Attention: CFO
                  Fax:

                  If to the Holder, to:

                  Paul Guez
                  5804 E. Slauson Ave.
                  Commerce, CA 90040
                  Attention: CFO
                  Fax:


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


         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed and delivered by its authorized officer as of the date first above written.


                                      BLUE HOLDINGS, INC., a Nevada corporation


                                      By:    /s/ Patrick Chow
                                             -----------------------------------
                                             Name:  Patrick Chow
                                             Title: CFO



                                      ACKNOWLEDGED:



                                      By:    /s/ Paul Guez
                                             -----------------------------------
                                             Paul Guez


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